                                                                [Execution Copy]


                                AMENDMENT NO. 2


          AMENDMENT NO. 2 dated as of January 29, 1998, between Polymer Group, Inc. ("PGI"); each of the other "Borrowers" identified under the caption
       ---
"BORROWERS" on the signature pages hereto, each of the Domestic Non-Borrower Guarantors identified under the caption "DOMESTIC NON-BORROWER GUARANTORS" on the signature pages hereto; each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto; and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                                                    --------------------

          PGI, the other Borrowers, the Domestic Non-Borrower Guarantors, the Lenders referred to therein and the Administrative Agent are parties to a Second Amended, Restated and Consolidated Credit Agreement dated as of July 3, 1997 (as heretofore amended, the "Credit Agreement"), providing for the Lenders to extend
                         ----------------
credit (by way of revolving credit loans and letters of credit) to the Borrowers in U.S. Dollars and in certain Alternative Currencies in an amount at any time not exceeding U.S. $325,000,000. PGI has now requested that the Lenders extend additional credit to PGI by way of a single-draw term loan facility in U.S. Dollars in the amount of U.S. $125,000,000 to be used by PGI to partially finance the acquisition of assets related to the nonwovens fabric business of Dominion Textile Inc. following consummation of the Tender Offer referred to below. PGI, the other Borrowers, the Domestic Non-Borrower Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in order to provide for such additional credit and in certain other respects, and, accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendments.  Subject to the satisfaction of the condition
                      ----------
precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          A.  Preamble.  The fourth paragraph in the preamble to the Credit
              --------
Agreement shall be amended by replacing the amount "U.S. $325,000,000" with the amount "U.S. $450,000,000".

          B.  New Definitions.  Section 1.01 of the Credit Agreement shall be
              ---------------
amended by inserting in their entireties the following definitions in the appropriate alphabetical order:

          "Administrative Questionnaire" means, with respect to each Lender, an
           ----------------------------
     administrative questionnaire in the form prepared by the Administrative Agent and

                                Amendment No. 2
                                ---------------
     submitted to the Administrative Agent (with a copy to the Borrowers) duly completed by such Lender.

          "Applicable Revolving Credit Commitment Amount" shall mean, initially,
           ---------------------------------------------
     U.S. $325,000,000, and thereafter, on any date, the aggregate amount to which the Revolving Credit Commitments have been reduced hereunder pursuant to Section 2.04 or 2.10 hereof.

          "Apparel Business" shall have the meaning assigned to the term
           ----------------
     "Apparel Fabrics Business" in the Master Separation Agreement.

          "BidCo" shall mean DT Acquisition Inc., a corporation incorporated
           -----
     under the Canada Business Corporations Act and a Subsidiary of PGI.

          "BidCo Credit Agreement" shall mean the U.S. $600,000,000 Credit
           ----------------------
     Agreement dated as of December 17, 1997 between BidCo, the other "Borrowers" named therein, the lenders named therein, The Chase Manhattan Bank, as Administrative Agent, and First Union National Bank, as Documentation Agent.

          "DIFCO Business" shall have the meaning assigned to such term in the
           --------------
     Master Separation Agreement.

          "DomTex" shall mean Dominion Textile Inc., a corporation incorporated
           ------
     under the Canada Business Corporations Act.

          "Majority Term B Loan Lenders" shall mean Term B Loan Lenders holding
           ----------------------------
     at least 51% of the aggregate outstanding principal amount of the Term B Loans or, prior to the Term B Loan Closing Date, at least 51% of the Term B Loan Commitments.

          "Master Separation Agreement" shall mean the Master Separation
           ---------------------------
     Agreement dated as of January 29, 1998 among PGI, Galey & Lord Incorporated, BidCo, DomTex, Dominion Textile International (Asia) Pte., Ltd., Dominion Textile International B.V. and Dominion Textile (USA) Inc., in substantially the form of the draft dated January 23, 1998, as the same shall, subject to Section 9.14 hereof, be modified and supplemented and in effect from time to time.

          "Nonwovens Acquisition" shall mean the purchase or acquisition by PGI
           ---------------------
     of the Nonwovens Business and the DIFCO Business of DomTex, which may be effected through a purchase of assets, one or more mergers involving DomTex or its Subsidiaries, or through the designation of DomTex and its Subsidiaries, after the sale of the Apparel Business, as "Restricted Subsidiaries" hereunder and under the Senior Subordinated

                               Amendment No. 2
                               ---------------

     Notes, together with, in each case, the satisfaction of the conditions precedent set forth in Section 7.03 hereof.

          "Nonwovens Business" shall have the meaning assigned to such term in
           ------------------
     the Master Separation Agreement.

          "Principal Payment Date" shall mean each day set forth in Section 3.01
           ----------------------
     hereof, provided, that if any such day is not a Business Day, then such
             --------
     Principal Payment Date shall be the next preceding Business Day.

          "Reduction Date" shall mean each of the following dates:  (i) the
           --------------
     Quarterly Date falling on or nearest to December 20, 2001, (ii) the Quarterly Date falling on or nearest to June 20, 2002, and (iii) the Quarterly Date falling on or nearest to December 20, 2002.

          "Resulting Nonwovens Entity" shall have the meaning assigned to such
           --------------------------
     term in Section 7.03(a) hereof.

          "Revolving Credit Commitments" shall mean, collectively, the Facility
           ----------------------------
     A Revolving Credit Commitments and the Facility B Revolving Credit Commitments.

          "Revolving Credit Loans" shall mean, collectively, the Facility A
           ----------------------
     Revolving Credit Loans and the Facility B Revolving Credit Loans.

          "Tender Offer" shall mean the offer made by BidCo for all of the
           ------------
     issued and outstanding shares of DomTex pursuant to an Offering Circular sponsored by BidCo on October 29, 1997, a Notice of Extension and Variation on November 18, 1997, a Notice of Extension and Variation on December 2, 1997, and a Notice of Extension and Variation on December 8, 1997.

          "Term B Loans" shall mean the loans provided for by Section 2.01(c)
           ------------
     hereof, which may be Base Rate Loans and/or Eurocurrency Loans.

          "Term B Loans (Base Rate)" shall mean Term B Loans that are Base Rate
           ------------------------
     Loans.

          "Term B Loan Closing Date" shall mean the date on which the Term B
           ------------------------
     Loans are made to PGI hereunder, which date may be no earlier than the Term B Loan Effective Date and no later than the Term B Loan Commitment Termination Date.

          "Term B Loan Commitment" shall mean, for each Term B Loan Lender, the
           ----------------------
     obligation of such Lender to make a Term B Loan to PGI on the Term B Loan Closing Date in U.S. Dollars in an amount up to but not exceeding the amount set opposite the

                                Amendment No. 2
                                ---------------
     name of such Lender on Schedule XI hereof or, in the case of any Person that becomes a Term B Loan Lender pursuant to an assignment permitted under
     Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 hereof). The original aggregate principal amount of the Term B Loan Commitments is U.S. $125,000,000.

          "Term B Loan Commitment Termination Date" shall mean the earlier of
           ---------------------------------------
     (a) the date 364 days after the Tender Loan Closing Date under and as defined in the BidCo Credit Agreement and (b) the date 180 days after the date the Amalgamation Closing Date under and as defined in the BidCo Credit Agreement.

          "Term B Loan Effective Date" shall mean the date on which each of the
           --------------------------
     conditions precedent to the making of the Term B Loans specified in Sections 7.02 and 7.03 hereof shall have been satisfied or waived.

          "Term B Loans (Eurocurrency)" shall mean Term B Loans that are
           ---------------------------
     Eurocurrency Loans.

          "Term B Loan Lenders" shall mean (a) on the date hereof, the Lenders
           -------------------
     having Term B Loan Commitments on Schedule XI hereof and (b) thereafter, the Lenders from time to time holding Term B Loans and Term B Loan Commitments after giving effect to any assignments thereof permitted by
     Section 12.06 hereof.

          "Term B Loan Notes" shall mean the promissory notes provided for by
           -----------------
     Section 2.08(c) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

     C.  Revisions to Existing Definitions.  Section 1.01 of the Credit
         ---------------------------------
Agreement shall be amended by amending the following definitions as follows:

               (i)  The definition of "Applicable Lending Office" shall be
                                       -------------------------
     deleted in its entirety and replaced with the following:

               "Applicable Lending Office" shall mean, for each Lender and for
                -------------------------
          each Type and Currency of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated in the Administrative Questionnaire for such Type and Currency of Loan or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the

                                Amendment No. 2
                                ---------------

          Administrative Agent and the Borrowers as the office by which Loans of such Type and Currency are to be made and maintained.

          (ii)   The definition of "Applicable Margin" shall be amended by
                                    -----------------
     deleting the first sentence (including the grid) in its entirety and replacing it with the following:

               "Applicable Margin" shall mean with respect to Eurocurrency Loans
                -----------------
          (except for Term B Loans (Eurocurrency)), Base Rate Loans (except for Term B Loans (Base Rate)), Canadian Base Rate Loans, letter of credit fees (as such term is used in Section 2.03(g) hereof), commitment fees (as such term is used in Section 2.05 hereof), Term B Loans (Eurocurrency) and Term B Loans (Base Rate) during any Accrual Period (as defined below), the respective rates set forth below for such Loans and such fees for such Accrual Period, which rates shall be based upon the Leverage Ratio for such Accrual Period:

                              Base Rate
                              Loans and       Letter of
Leverage     Eurocurrency   Canadian Base       Credit       Commitment    Term B Loans   Term B Loans
  Ratio          Loans        Rate Loans         Fees           Fees      (Eurocurrency)   (Base Rate)
---------    -------------  --------------  ---------------  -----------  --------------  -------------
Greater than
or equal to
4.50              2.25%          1.00%           2.25%             .50%        2.50%           1.25%

Greater than
or equal to
4.25 but less
than 4.50         1.75%           .50%           1.75%            .375%        2.25%           1.00%

Greater than
or equal to
3.75 but less
than 4.25         1.50%           .25%           1.50%            .375%        2.00%            .75%

Greater than
or equal to
3.00 but less
than 3.75         1.25%             0%           1.25%             .30%        2.00%            .75%

Greater than
or equal to
2.50 but less
than 3.00         1.00%             0%           1.00%             .25%        2.00%            .75%

Less than
2.50               .75%             0%            .75%             .20%        2.00%            .75%

                                Amendment No. 2
                                ---------------

          (iii)  The definition of "Applicable Margin" shall be further amended
                                    -----------------
     by deleting the last paragraph in its entirety and replacing it with the following:

               "Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be the highest applicable rate provided for above (i.e., 2.25% for Eurocurrency Loans (except for Term B Loans (Eurocurrency)), 1.00% for Base Rate Loans (except for Term B Loans (Base Rate)) and Canadian Base Rate Loans, 2.25% for letter of credit fees, .50% for commitment fees, 2.50% for Term B Loans (Eurocurrency) and 1.25% for Term B Loans (Base Rate)) (i) during any period when an Event of Default shall have occurred and be continuing or (ii) if the Obligors shall default in the delivery of any financial statements pursuant to Section 9.01(a) or 9.01(b) hereof, or in the delivery of the certificate of a senior financial officer pursuant to Section 9.05(d)(iv)(z)".

          (iv)   The definition of "Commitments" shall be deleted in its
                                    -----------
     entirety and replaced with the following:

               "Commitments" shall mean the Facility A Revolving Credit
                -----------
          Commitments, the Facility B Revolving Credit Commitments and the Term B Loan Commitments.

          (v)    The definition of "Fixed Charges Ratio" shall be deleted in
                                    -------------------
     its entirety and replaced with the following:

               "Fixed Charges Ratio" shall mean, as at any date, the ratio of
                -------------------
          (a) EBITDA for the period of four fiscal quarters ending on or most recently ended prior to such date minus Capital Expenditures for such
                                            -----
          period (except that for any period ending on or before the fiscal year ending on or nearest to December 31, 1998, only the portion of Capital Expenditures for the relevant period in excess of U.S. $40,000,000 shall be so subtracted) to (b) Debt Service for such period.

          (vi)   The definition of "Facility A Revolving Credit Commitment"
                                    --------------------------------------
     shall be deleted in its entirety and replaced with the following:

               "Facility A Revolving Credit Commitment" shall mean, for each
                --------------------------------------
          Facility A Revolving Credit Lender, the obligation of such Lender to make Facility A Revolving Credit Loans to the Facility A Revolving Credit Borrowers in U.S. Dollars (in the case of PGI) and Dutch Guilders (in the case of the Dutch Borrowers) in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages hereof (or, from and after the Term B Loan Closing Date, on Schedule IX

                                Amendment No. 2
                                ---------------
          hereto) under the caption "Facility A Revolving Credit Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 hereof) or, in the case of any Person that becomes a Facility A Revolving Credit Lender pursuant to an assignment permitted under
          Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 hereof).
          The original aggregate principal amount of the Facility A Revolving Credit Commitments on the Effective Date is U.S. $295,000,000; provided that, on any Test Date (after giving effect to the
          --------
          calculations required to be performed on such Test Date in accordance with Section 2.10(g) hereof) the aggregate Revolving Credit Exposure shall not exceed the Applicable Revolving Credit Commitment Amount.

          (vii)  The definition of "Facility A Revolving Credit Lenders" shall
                                    -----------------------------------
     be deleted in its entirety and replaced with the following:

               "Facility A Revolving Credit Lenders" shall mean (a) on the date
                -----------------------------------
          hereof, the Lenders having Facility A Revolving Credit Commitments on the signature pages hereof (or, from and after the Term B Loan Closing Date, on Schedule IX hereto) and (b) thereafter, the Lenders from time to time holding Facility A Revolving Credit Loans and Facility A Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 12.06 hereof.

          (viii) The definition of "Facility B Revolving Credit Commitment"
                                    --------------------------------------
     shall be deleted in its entirety and replaced with the following:

               "Facility B Revolving Credit Commitment" shall mean, for each
                --------------------------------------
          Facility B Revolving Credit Lender, the obligation of such Lender to make Facility B Revolving Credit Loans to Fabrene in Canadian Dollars in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages hereof (or, from and after the Term B Loan Closing Date, on Schedule X hereto) under the caption "Facility B Revolving Credit Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 hereof) or, in the case of any Person that becomes a Facility B Revolving Credit Lender pursuant to an assignment permitted under Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to
          Section 2.04 hereof). The original aggregate principal amount of the Facility B Revolving Credit Commitments is the Foreign Currency Equivalent in Canadian Dollars on the Effective Date of U.S. $30,000,000; provided that, on any Test Date (after giving effect to
                       --------
          the calculations required to

                                Amendment No. 2
                                ---------------
          be performed on such Test Date in accordance with Section 2.10(g) hereof) the aggregate Revolving Credit Exposure shall not exceed the Applicable Revolving Credit Commitment Amount.

          (ix)   The definition of "Facility B Revolving Credit Lenders" shall
                                    -----------------------------------
     be deleted in its entirety and replaced with the following:

               "Facility B Revolving Credit Lenders" shall mean (a) on the date
                -----------------------------------
          hereof, the Lenders having Facility B Revolving Credit Commitments on the signature pages hereof (or, from and after the Term B Loan Closing Date, on Schedule X hereto) and (b) thereafter, the Lenders from time to time holding Facility B Revolving Credit Loans and Facility B Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 12.06 hereof.

          (x)    The definition of "Interest Period" shall be deleted in its
                                    ---------------
     entirety and replaced with the following:

               "Interest Period" shall mean, with respect to any Eurocurrency
                ---------------
          Loan, each period commencing on the date such Eurocurrency Loan is made or Converted from a Base Rate Loan or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, third or sixth (or, subject to the agreement of each Lender participating in such Loan in its sole discretion, twelfth) calendar month thereafter, as the Borrowers may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing:

                    (i) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Termination Date, such Interest Period shall end on the Revolving Credit Termination Date;

                    (ii) no Interest Period for any Facility A Revolving Credit Loan may commence before and end after any Reduction Date unless, after giving effect thereto, the aggregate principal amount of the Facility A Revolving Credit Loans having Interest Periods that end after such Reduction Date shall be equal to or less than the aggregate amount of the Facility A Revolving Credit Commitments on such Reduction Date;

                                Amendment No. 2
                                ---------------

                    (iii) no Interest Period for any Term B Loan may commence before and end after any Principal Payment Date applicable thereto unless, after giving effect thereto, the aggregate principal amount of the Term B Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term B Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

                    (iv) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and

                    (v) notwithstanding clauses (i), (ii) and (iii) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

          (xi)   The definition of "Lenders" shall be deleted in its entirety
                                    -------
     and replaced with the following:

               "Lenders" shall mean, collectively, the Facility A Revolving
                -------
          Credit Lenders, the Facility B Revolving Credit Lenders and the Term B Loan Lenders.

          (xii)  The definition of "Loans" shall be deleted in its entirety
                                    -----
     and replaced with the following:

               "Loans" shall mean, collectively, the Facility A Revolving Credit
                -----
          Loans, the Facility B Revolving Credit Loans and the Term B Loans.

          (xiii) The definition of "Notes" shall be deleted in its entirety and
                                    -----
     replaced with the following:

               "Notes" shall mean, collectively, the Facility A Revolving Credit
                -----
          Notes, the Facility B Revolving Credit Notes and the Term B Loan
          Notes.

          (ix)   The definition of "Revolving Credit Exposure" shall be deleted
                                    -------------------------
     in its entirety and replaced with the following:

               "Revolving Credit Exposure" shall mean, on any date, the sum of
                -------------------------
          (a) the aggregate principal amount of all Revolving Credit Loans denominated in U.S.

                                Amendment No. 2
                                ---------------

          Dollars outstanding on such date plus (b) the aggregate U.S. Dollar
                                           ----
          Equivalent of the principal amount of all Revolving Credit Loans denominated in Alternative Currencies outstanding on such date plus
                                                                         ----
          (c) the aggregate amount of Letter of Credit Liabilities outstanding on such date.

          D.  Classes of Loans.  Section 1.03 of the Credit Agreement shall be
              ----------------
deleted in its entirety and replaced with the following:

          "1.03  Classes, Types and Currencies of Loans.  Loans hereunder are
                 --------------------------------------
     distinguished by "Class", "Type" and "Currency". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Facility A Revolving Credit Loan or a Facility B Revolving Credit Loan or a Term B Loan, each of which constitutes a Class. The "Type" of a Loan as used in connection with U.S. Dollar-denominated Loans refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type, and, as used in connection with Canadian Dollar-denominated Loans refers to whether such Loan is a Canadian Base Rate Loan or a Bankers' Acceptance Loan, each of which constitutes a Type. The "Currency" of a Loan refers to whether such Loan is to be made in U.S. Dollars, Dutch Guilders or Canadian Dollars, each of which constitutes a "Currency". Loans may be identified by Class, Type and Currency."

          E.  Loans.  Section 2.01 of the Credit Agreement shall be amended as
              -----
follows:

          (i) Clause (A) of Section 2.01(c) of the Credit Agreement shall be amended by deleting the reference therein to "U.S. $325,000,000" and inserting "Applicable Revolving Credit Commitment Amount" in lieu thereof.

          (ii) Section 2.01 of the Credit Agreement shall be further amended by relettering paragraphs (c) and (d) thereof, as paragraph (d) and (e), respectively, and inserting a new paragraph (c) as follows:

               "(c)  Term B Loans.  Each Term B Loan Lender severally agrees, on
                     ------------
          the terms and conditions of this Agreement, to make loans to PGI on the Term B Loan Closing Date in U.S. Dollars in an aggregate principal amount up to but not exceeding such Lender's Term B Loan Commitment as then in effect. After the Term B Loan Closing Date, and subject to the terms and conditions of this Agreement, PGI may Convert Term B Loans of one Type into Term B Loans of another Type (as provided in Section 2.09 hereof) or Continue Term B Loans of one Type as Term B Loans of the same Type (as provided in Section 2.09 hereof). Proceeds of Term B Loans shall be available for any use permitted under Section
          9.13 hereof."

                                Amendment No. 2
                                ---------------

          (iii) Section 2.01 of the Credit Agreement shall be further amended by adding the following new paragraph (f):

               "(f)  Treatment of Loans Outstanding under Credit Agreement.  In
                     -----------------------------------------------------
          the event that any loans under the Credit Agreement shall remain outstanding on the Term B Loan Closing Date, then such loans shall be continued (with new Interest Periods) as Facility A Revolving Credit or Facility B Revolving Credit Loans (as applicable) hereunder after such date, in the corresponding currency in which outstanding under the Credit Agreement prior to such date and the Lenders hereunder shall, on the Term B Loan Closing Date, take such actions, and make such adjustments among themselves, as shall be necessary so that such loans are held hereunder pro rata in accordance with their respective Facility A Revolving Credit Commitments and Facility B Revolving Credit Commitments, as applicable, as such Commitments are set forth on Schedules IX and X hereto, respectively. On the Term B Loan Closing Date, PGI shall cause to be paid to each Lender party to the Credit Agreement, all amounts that would be owing to such Lender under
          Section 5.05 of the Credit Agreement as if the "Loans" of such Lender under the Credit Agreement were being repaid on the Term B Loan Closing Date, whether or not any such loans are actually repaid on such date."

          F.  Borrowings.  Section 2.02 of the Credit Agreement shall be amended
              ----------
by adding after the words "Facility B Revolving Credit Lender" in the second sentence thereof the following: "or Term B Loan Lender".

          G.  Reduction of Commitments.  Section 2.04 of the Credit Agreement
              ------------------------
shall be amended by deleting Section 2.04(a) of the Credit Agreement in its entirety and replacing it with the following:

               "(a) The aggregate amount of the Facility A and Facility B Revolving Credit Commitments shall be automatically reduced to zero on the Revolving Credit Termination Date. The Term B Loan Commitments shall be automatically terminated on the earlier of (i) the Term B Loan Closing Date (following the making of the loans under Section 2.01(c) hereof to be made on such Date) and (ii) the Term B Loan Commitment Termination Date.

               The aggregate amount of the Facility A Revolving Credit Commitments (to the extent not previously reduced) shall be automatically reduced on each Reduction Date set forth below to the amount set forth opposite the Reduction Date set forth below:

                                Amendment No. 2
                                ---------------

                                                 Facility A
               Reduction Date                  Reduced Amount
               --------------                  --------------
               December 20, 2001               U.S. $270,000,000
               June 20, 2002                   U.S. $245,000,000
               December 20, 2002               U.S. $220,000,000

          Upon any such reduction, PGI shall make any necessary prepayments in order that the aggregate outstanding principal amount of the Facility A Revolving Credit Loans shall not exceed the then-outstanding amount of the Facility A Revolving Credit Commitments, such prepayments to be applied first to Facility A Revolving Credit Loans denominated in U.S.
                  -----
          Dollars, and second to Facility A Revolving Credit Loans denominated
                       ------
          in Dutch Guilders."

          H.  Commitment Fee.  (i)  Section 2.05 of the Credit Agreement shall
              --------------
be amended by adding the following after the words "Effective Date" in the first sentence thereof: "(and the Term B Loan Closing Date)"

          (ii) Section 2.05 of the Credit Agreement shall be further amended by adding the following at the end thereof:

     "Notwithstanding anything herein to the contrary, PGI shall pay to the Administrative Agent for account of each Term B Loan Lender, a commitment fee on the daily average unused amount of such Lender's Term B Loan Commitment for the period from and including the date of Amendment No. 2 hereto to but not including the earlier of the Term B Loan Closing Date and the Term B Loan Commitment Termination Date at a rate per annum equal to .50%. Such fees shall be payable in arrears in U.S. Dollars on each Quarterly Date and on the earlier of the Term B Loan Closing Date and the Term B Loan Commitment Termination Date".

          I.  Notes.  (i) Section 2.08 of the Credit Agreement shall be amended
              -----
by deleting paragraphs (a) and (b) in their entireties and replacing them with the following:

          "(a) The Facility A Revolving Credit Loans made by each Facility A Revolving Credit Lender to each Facility A Revolving Credit Borrower shall be evidenced, (i) from the date hereof until the Term B Loan Closing Date, by a single promissory note of each Facility A Revolving Credit Borrower substantially in the form of Exhibit A-1 hereto, dated the date hereof, and
     (ii) from and after the Term B Loan Closing Date, by a single promissory note of each Facility A Revolving Credit Borrower substantially in the form of Exhibit A-1 hereto, dated the Term B Loan Closing Date, in each case payable to such

                                Amendment No. 2
                                ---------------

     Lender in a principal amount equal (x) in the case of notes issued pursuant to clause (i) above, to the amount of its Facility A Revolving Credit Commitment as originally in effect on the date hereof (or, in the case of either Dutch Borrower, in the amount of the Facility A Revolving Credit Loans made to it) and otherwise duly completed and (y) in the case of notes issued pursuant to clause (ii) above, to the amount of its Facility A Revolving Credit Commitment as originally in effect on the Term B Loan Closing Date (or, in the case of either Dutch Borrower, in the amount of the Facility A Revolving Credit Loans made to it) and otherwise duly completed.

          (b) The Facility B Revolving Credit Loans made by each Facility B Revolving Credit Lender to Fabrene shall be evidenced, (i) from the date hereof until the Term B Loan Closing Date, by a single promissory note of Fabrene substantially in the form of Exhibit A-2 hereto, dated the date hereof, and (ii) from and after the Term B Loan Closing Date, by a single promissory note of Fabrene substantially in the form of Exhibit A-2 hereto, dated the Term B Loan Closing Date, in each case payable to such Lender in a principal amount equal to the amount of the Facility B Revolving Credit Loans made to it and otherwise duly completed."

          (ii) Section 2.08 of the Credit Agreement shall be further amended by relettering paragraphs (c) and (d) thereof, as paragraph (d) and (e), respectively, and inserting a new paragraph (c) as follows:

          "(c) The Term B Loan made by each Term B Loan Lender to PGI shall be evidenced by a single promissory note of PGI, substantially in the form of Exhibit A-3 hereto, dated the date hereof, payable to such Lender in a principal amount equal to the amount of its Term B Loan Commitment as originally in effect, and otherwise duly completed."

          J.   Prepayments.  Section 2.10 of the Credit Agreement shall be
               -----------
amended by deleting paragraph (e) in its entirety and replacing it with the following:

          (e)  Application.  Prepayments and reductions of Commitments described
               -----------
     in the above paragraphs of this Section 2.10 shall be effected as follows:

               "(i) in the case of paragraphs (a), (c) and (d) above, the amount of the required prepayment and reduction shall be apportioned between the Term B Loans and the Revolving Credit Loans (and Letter of Credit Liabilities) ratably in accordance with the respective then-outstanding aggregate principal amounts of the Term B Loans and the Revolving Credit Commitments with the amounts so apportioned to be applied to the prepayment of the respective Loans of each such Class (and to provide cover for Letter of Credit Liabilities and to the reduction of

                                Amendment No. 2
                                ---------------

          Revolving Credit Commitments), such reductions of Revolving Credit Commitments, and prepayments of the Revolving Credit Loans, to be applied first to the reduction of Facility A Revolving Credit
                  -----
          Commitments (and to the prepayment first of Facility A Revolving Credit Loans denominated in U.S. Dollars, second to the prepayment of Facility A Revolving Credit Loans denominated in Dutch Guilders and third to provide cover for Letter of Credit Liabilities), and second,
                                                                        ------
          after all outstanding Facility A Revolving Credit Commitments have been reduced to zero (and all Facility A Revolving Credit Loans paid in full and cover for all Letter of Credit Liabilities provided), to the reduction of Facility B Revolving Credit Commitments (and to the prepayment of Facility B Revolving Credit Loans), provided that to the
                                                            --------
          extent any such required reduction of Revolving Credit Commitments shall exceed the then-outstanding aggregate principal amount of Revolving Credit Loans (and Letter of Credit Liabilities), such excess shall be applied to the prepayment of Term B Loans, and

               (ii) in the case of paragraph (b) above, the amount of the required prepayment and reduction shall be apportioned between the Term B Loans and the Revolving Credit Loans (and Letter of Credit Liabilities) ratably in accordance with the respective then-outstanding aggregate principal amounts of the Term B Loans and the Revolving Credit Commitments with the amounts so apportioned to be applied to the prepayment of the Term B Loans and to the prepayment of the Revolving Credit Loans (to provide cover for Letter of Credit Liabilities), but not to the reduction of the Revolving Credit Commitments, such prepayments to the Revolving Credit Loans to be applied first to Facility A Revolving Credit Loans denominated in U.S.
                  -----
          Dollars, second to Facility A Revolving Credit Loans denominated in
                   ------
          Dutch Guilders, third to the provision of cover for Letter of Credit
                          -----
          Liabilities and fourth to Facility B Revolving Credit Loans.
                          ------

     Notwithstanding anything herein to the contrary, any Term B Loan Lender shall have the option to forego a prepayment of any Term B Loan at its sole discretion, and in any such case, the amount of any such foregone prepayment will be applied pro rata to the outstanding Term B Loans of the Term B Loan Lenders who have not foregone such prepayment; provided, in the
                                                                --------
     event that, with respect to any such prepayment, each Term B Loan Lender shall forego such prepayment, the amount of such foregone prepayment will be applied pro rata to the outstanding Revolving Credit Loans (and Letter of Credit Liabilities) of the Revolving Credit Lenders (and, in the case of any such prepayment contemplated by paragraphs (a), (c) or (d) above, to the reduction of the Revolving Credit Commitments), all in accordance with and subject to the priorities set forth in clauses (i) and (ii) above."

                                Amendment No. 2
                                ---------------

          K.  Amortization of Term B Loans.  Section 3.01 of the Credit
              ----------------------------
Agreement shall be amended by adding the following new paragraph (c):

          "(c) PGI hereby promises to pay to the Administrative Agent in U.S. Dollars for account of the Term B Loan Lenders the following aggregate principal amounts on the following Principal Payment Dates:

          Principal Payment Date           Amount of Payment
          ----------------------           -----------------
           June 20, 1998                    U.S. $   500,000
           December 20, 1998                U.S. $   500,000

           June 20, 1999                    U.S. $   500,000
           December 20, 1999                U.S. $   500,000

           June 20, 2000                    U.S. $   500,000
           December 20, 2000                U.S. $   500,000

           June 20, 2001                    U.S. $   500,000
           December 20, 2001                U.S. $   500,000

           June 20, 2002                    U.S. $   500,000
           December 20, 2002                U.S. $   500,000

           June 20, 2003                    U.S. $   500,000
           December 20, 2003                U.S. $   500,000

           June 20, 2004                    U.S. $29,750,000
           December 20, 2004                U.S. $29,750,000

           June 20, 2005                    U.S. $29,750,000
           December 20, 2005                U.S. $29,750,000"

          L.  Limitation of Eurodollar Loans.  Section 5.02 of the Credit
              ------------------------------
Agreement shall be amended by deleting Section 5.02(b) in its entirety and replacing it with the following:

          "(b) if the related Loans are Facility A Revolving Credit Loans, the Majority Facility A Revolving Credit Lenders determine or, if the related Loans are Term B Loans, the Majority Term B Loan Lenders determine (in each case, which determination shall be conclusive), and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurocurrency Base Rate" in Section 1.01 hereof upon the

                                Amendment No. 2
                                ---------------
     basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely to adequately cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;"

          M.  Conditions.  Section 7.02 of the Credit Agreement shall be deleted
              ----------
in its entirety and replaced with the following:

          "7.02  Initial and Subsequent Extensions of Credit.  The obligation of
                 -------------------------------------------
     the Lenders to make any Loan, including, without limitation, the obligation to create and discount any Bankers' Acceptance, or otherwise extend any credit to the Borrowers upon the occasion of each borrowing or other extension of credit hereunder (including the initial borrowing and the borrowing to be made on the Term B Loan Closing Date) is subject to the further conditions precedent that, both immediately prior to the making of such Loan or creation and discount of such Bankers' Acceptance or other extension of credit and also after giving effect thereto and to the intended use thereof:

               (a)  no Default shall have occurred and be continuing;

               (b)  the representations and warranties made by the Obligors in
          Section 8 hereof, and by each of the Group Members in each of the other Basic Documents to which it is a party, shall be true and complete on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

               (c) PGI shall not have requested a release of any Collateral as contemplated in the German Security Documents.

     Each notice of borrowing or request for the issuance of a Letter of Credit by the Borrowers hereunder shall constitute a certification by the Borrowers to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless the Borrowers otherwise notify the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

          Notwithstanding anything herein to the contrary, for purposes of Loans to be made on the Term B Loan Closing Date, any determination to be made that there has been no material adverse change in the financial condition, operation, business or prospects of PGI and its consolidated Subsidiaries taken as a whole from that set forth in the financial statements referred to in Section 8.02 hereof shall be made only by the Administrative Agent."

                                Amendment No. 2
                                ---------------

          N.  Additional Conditions.  Section 7 of the Credit agreement shall be
              ---------------------
amended by adding the following new Section 7.03:

          "7.03  Term B Loan Closing Date.  Without in any way limiting the
                 ------------------------
     applicability of Section 7.02 hereof, the obligation of each Term B Loan Lender to make its Term B Loan on the Term B Loan Closing Date is subject to the satisfaction of the following conditions precedent or, as applicable, to the receipt by the Administrative Agent of the following documents, in each case in a manner in form and substance satisfactory to the Administrative Agent:

                 (a)  Consents.  All consents necessary for DomTex and each of
                      --------
          its Subsidiaries (or, in the event that the Nonwovens Acquisition is to be consummated in a manner which involves the assets constituting the Nonwovens Business or the DIFCO Business of DomTex being owned or held by one or more entities other than DomTex or any of its Subsidiaries (each such other entity, a "Resulting Nonwovens Entity"),
                                                   --------------------------
          all consents necessary for the Resulting Nonwovens Entities and each of their Subsidiaries) to become "Restricted Subsidiaries" under the Senior Subordinated Notes Indenture and the Credit Agreement shall have been obtained.

                 (b)  Guarantees; Restricted Subsidiaries. Domestic Non-Borrower
                      -----------------------------------
          Guaranty Agreements shall have been obtained from DomTex and each of its Subsidiaries, or, as applicable, from the Resulting Nonwovens Entities and each of their Subsidiaries; provided, that the foregoing
                                                   --------
          shall only apply in the case of any such entity that is not incorporated or otherwise formed under the laws of the United States of America or any of its states if the Majority Lenders reasonably determine (in consultation with PGI) that such entity may Guarantee the obligations hereunder without adverse tax consequences under
          Section 956 of the Code. DomTex and each of its Subsidiaries, or, as applicable, the Resulting Nonwovens Entities and each of their Subsidiaries, shall be "Restricted Subsidiaries" under the Senior Subordinated Notes Indenture and the Credit Agreement.

                 (c)  Corporate Documents.  Certified copies of the charter and
                      -------------------
          by-laws (or equivalent documents) of each Group Member (including DomTex, or, as applicable, the Resulting Nonwovens Entities) and of all corporate authority for each Group Member (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of such Basic Documents to which such Group Member is or is intended to be a party and each other document to be delivered by such

                               Amendment No. 2
                               ---------------

          Group Member from time to time in connection with the transactions contemplated by the Tender Offer and the Nonwovens Acquisition (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Group Member).

               (d)  Officer's Certificate.  A certificate of a senior financial
                    ---------------------
          officer of PGI, dated the Term B Loan Closing Date, to the effect set forth in paragraphs (a) and (b) of the first sentence of Section 7.02 hereof.

               (e)  Opinions of Counsel to the Group Members.  Opinions, dated
                    ----------------------------------------
          the Term B Loan Closing Date, of Kirkland & Ellis, special New York counsel to the Group Members, covering matters covered by the opinions of Kirkland & Ellis delivered in connection with the Credit Agreement (including, without limitation, with respect to the new Group Members), and in each case covering such other matters as the Administrative Agent or any Lender may reasonably request, including, without limitation, matters related to the Security Documents (and each Obligor hereby instructs such counsel to deliver each such opinion to the Lenders and to the Administrative Agent).

               (f)  Additional Security Documents.  The Administrative Agent
                    -----------------------------
          shall have received the following:

                         (i)    subject to the exclusions set forth in Section
               9.16 hereof, appropriate security agreements, pledge agreements, mortgages and other instruments duly executed and delivered by whichever of DomTex, the Resulting Nonwovens Entities or any of their Subsidiaries that is an Obligor hereunder, such that the Administrative Agent shall have a lien or mortgage on all of the Property of each such entity for the benefit of the Lenders hereunder as collateral security for the obligations of the Obligors hereunder, in each case covering such matters as shall be requested by the Administrative Agent and in each case in form and substance satisfactory to the Administrative Agent;

                         (ii) all necessary modifications or confirmations to the Security Documents in effect on the Term B Loan Closing Date duly executed and delivered so as to ensure the continued effectiveness of the security interests created thereby and the spreading of the liens created thereby to cover the additional obligations to be incurred by the Obligors on the Term B Loan Closing Date, in each case covering such matters as shall be requested by the Administrative Agent and in each case in form and substance satisfactory to the Administrative Agent; and

                                Amendment No. 2
                                ---------------

                         (iii) evidence that such other action (including opinions of counsel and, in the case of real property, obtaining appropriate mortgagee title insurance policies) as shall be necessary to perfect or record the Liens contemplated by the foregoing clauses (i) and (ii) under applicable law shall have been taken.

          Without limiting the generality of the foregoing, the Resulting Nonwovens Entity that owns the DIFCO Business shall, on the Term B Loan Closing Date, execute and deliver to the Administrative Agent an intercompany note of the kind contemplated by Section 9.08(e) hereof in an amount and in form and substance satisfactory to the Administrative Agent and such Resulting Nonwovens Entity shall, within 60 days following the Term B Loan Closing Date, grant to the Administrative Agent security in substantially all of its assets to secure such intercompany note and (within such 60 day period) execute and deliver to the Administrative Agent all security and other agreements and documents necessary to effect such grant.

               (g)  Notes.  The Facility A Revolving Credit Notes described in
                    -----
          clause (ii) of Section 2.08(a) hereof, the Facility B Revolving Credit Notes described in clause (ii) of Section 2.08(b) hereof and the Term B Loan Notes shall have been duly completed and executed.

               (h)  Nonwovens Acquisition.  The Nonwovens Acquisition shall be
                    ---------------------
          consummated (concurrently with the borrowing to be made on the Term B Loan Closing Date) in a manner that is in form and substance satisfactory to the Majority Lenders and as contemplated by the Master Separation Agreement and any merger, asset purchase or other agreement to be executed in connection with the Nonwovens Acquisition shall be in form and substance satisfactory to the Majority Lenders. The foregoing shall include, without limitation, the tender and retirement of all (other than up to U.S. $6,000,0000 thereof) of (i) the 9-1/4% Guaranteed Senior Notes due April 1, 2006 issued by Dominion Textile
          (USA) Inc. and (ii) the 8-7/8% Guaranteed Senior Notes due November 1, 2003 issued by Dominion Textile (USA) Inc and the acquisition by BidCo of all equity interests of DomTex (including options and shares of preferred stock of any class) not acquired in the Tender Offer.

               (i)  Payment of Certain Fees and Expenses.  All amounts owing to
                    ------------------------------------
          Lenders under the Credit Agreement as in effect immediately prior to the Term B Loan Closing Date (including, without limitation, all amounts owing in respect of principal, accrued and unpaid interest and fees and amounts owing pursuant to

                                Amendment No. 2
                                ---------------

          Section 5.05 hereof) shall have been paid to such Lenders in full in the manner contemplated by Section 2.01(d) hereof.

               (j)  Schedule of Liabilities.  A schedule of  liabilities (as
                    -----------------------
          contemplated by Section 8.12 hereof) being assumed by PGI or any of its Subsidiaries in connection with the Nonwovens Acquisition (or of liabilities that are on the books of any Subsidiaries being acquired by PGI or any of its Subsidiaries in such connection) shall have been attached hereto as Schedule XII and such Schedule XII shall be in form and substance satisfactory to the Administrative Agent.

               (k)  Other Documents.  Such other documents as the Administrative
                    ---------------
          Agent, any Lender or special New York counsel to Chase may reasonably request."

          O.  Material Agreements and Liens.  Section 8.12 of the Credit
              -----------------------------
Agreement shall be deleted in its entirety and replaced with the following:

          "8.12  Material Agreements and Liens.

          (a) (i) Part A of Schedule II hereto is a complete and correct list, as of the date of this Agreement (and after giving effect to the transactions contemplated to occur on the Effective Date) and (ii) Part A of Schedule XII hereto is a complete and correct list, as of the Term B Loan Closing Date (immediately after giving effect to the transactions contemplated to occur on the Term B Loan Closing Date), of each credit agreement, loan agreement, indenture, purchase agreement, lease, guarantee, letter of credit or other arrangement (excluding this Agreement) providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, any Group Member (or, in the case of clause (ii) above, any Resulting Nonwovens Entity), the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) U.S. $100,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of said Schedule II or
     Schedule XII (as applicable).

          (b) (i) Part B of Schedule II hereto is a complete and correct list, as of the date of this Agreement (and after giving effect to the transactions contemplated to occur on the Effective Date) and (ii) Part B of Schedule XII hereto is a complete and correct list, as of the Term B Loan Closing Date (immediately after giving effect to the transactions contemplated to occur on the Term B Loan Closing Date), of each Lien securing Indebtedness of any Person (excluding the Security Documents) the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) U.S. $100,000 and covering any Property of any Group Member (or, in the case of clause (ii) above, any

                                Amendment No. 2
                                ---------------

     Resulting Nonwovens Entity), and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of said Schedule II or Schedule XII (as applicable)."

          P.  Prohibition of Fundamental Changes.  Section 9.05(d)(ii) of the
              ----------------------------------
Credit Agreement shall be deleted in its entirety and replaced with the following:

               "(ii) any of PGI's Restricted Subsidiaries may transfer any of its Property to any other Restricted Subsidiary of PGI, so long as any such transfer by a Wholly Owned Subsidiary of PGI shall be to a Wholly Owned Subsidiary of PGI; provided, however, that no transfer of shares of stock
                        --------
     of any Resulting Nonwovens Entity that is not incorporated or otherwise formed under the laws of the United States of America or any of its states shall be permitted if any such transfer has the result that the shares of any such Resulting Nonwovens Entity can not be pledged to the Administrative Agent under the Security Documents and hereunder (by reason of the adverse tax consequences contemplated by Section 9.16(b) hereof);"

          Q.  Limitation on Liens.  Sections 9.06(a) and 9.06(b) of the Credit
              -------------------
Agreement shall be deleted in their entireties and replaced with the following:

          "(a) Liens created pursuant to the Security Documents and Liens contemplated by Section 9.08(e)(z) hereof;

          (b)  Liens in existence on the date hereof and listed in Part B of
     Schedule II hereto and Liens in existence on the Term B Loan Closing Date (immediately after giving effect to the transactions contemplated to occur on the Term B Loan Closing Date) and listed in Part B of Schedule XII hereto;"

          R.  Indebtedness.  Section 9.07(b) of the Credit Agreement shall be
              ------------
deleted in its entirety and replaced with the following:

          "(b) Indebtedness outstanding on the date hereof and listed in Part A of Schedule II hereto, excluding, however, any Indebtedness in respect of the Intercompany Notes (which shall be governed by clause (d) below) and any Indebtedness in respect of the Existing Senior Notes (which shall be governed by clause (g) below) and Indebtedness in existence on the Term B Loan Closing Date (immediately after giving effect to the transactions contemplated to occur on the Term B Loan Closing Date) and listed in Part A of Schedule XII hereto;"

          S.  Investments.  Sections 9.08(d) and 9.08(e) of the Credit Agreement
              -----------
shall be deleted in their entireties and replaced with the following:

                                Amendment No. 2
                                ---------------

          "(d) Investments by any Group Member in any Wholly Owned Restricted Subsidiary (other than in Bonlam, Fabrene or their respective Subsidiaries and other than any Resulting Nonwovens Entity that is not incorporated or otherwise formed under the laws of the United States of America or any of its states, as to which clauses (e), (f), (g) and (h) below shall apply);

          (e) Investments (x) in the case of Fabrene Holdings and PGI Polymer, evidenced by the Fabrene Intercompany Notes and constituting Indebtedness of Fabrene to Fabrene Holdings and PGI Polymer permitted under Section 9.07(d) hereof, (y) in the case of PGI Polymer, evidenced by the Bonlam Intercompany Notes and constituting Indebtedness of Bonlam to PGI Polymer permitted under Section 9.07(d) hereof and (z) in the case of any Resulting Nonwovens Entity that is not incorporated or otherwise formed under the laws of the United States of America or any of its states, evidenced by an intercompany note (and secured by substantially all of the assets of such Resulting Nonwovens Entity) in form and substance satisfactory to the Administrative Agent and constituting Indebtedness of such Resulting Nonwovens Entity to PGI or one of its U.S. Restricted Subsidiaries, so long as in the case of all of the foregoing clauses (x), (y) and (z) such Intercompany Notes or notes shall have been delivered in pledge to the Administrative Agent pursuant to the Security Agreement on the Effective Date (or, in the case of any such Intercompany Notes or notes executed and delivered after the Effective Date, promptly following such execution and delivery);"

          T.  Restricted Payments.  Section 9.09 of the Credit Agreement shall
              -------------------
be deleted in its entirety and replaced with the following:

          "9.09  Restricted Payments.  No Obligor will, nor will it permit any
                 -------------------
     of its Restricted Subsidiaries to, make any Restricted Payments at any time during any fiscal year, provided that PGI may make Restricted Payments in
                             --------
     cash so long as:

                 (i) no Default shall have occurred and be continuing, and after giving effect to such Restricted Payment no Default shall have occurred and be continuing; and

                 (ii) the aggregate amount of such Restricted Payments made by PGI during the period (the "Determination Period") from and
                                         --------------------
          including December 28, 1996 to and including the date of such Restricted Payment shall not exceed an amount equal to the sum of (x) U.S. $25,000,000 plus 50% of Consolidated Net Income (to the extent
                           ----
          positive) for each full fiscal year included in the Determination Period minus (y) 100% of Consolidated Net Income (to the extent
                 -----
          negative) for each full fiscal year included in the Determination Period plus (z)
                 ----

                                Amendment No. 2
                                ---------------
          the aggregate amount of dividends, distributions or other payments received by PGI or any of its Restricted Subsidiaries in cash in respect of any Investment constituting a Restricted Payment hereunder, and the aggregate amount received in cash in respect of the sale or other disposition or any Investments constituting a Restricted Payment hereunder (but shall not in any event be reduced by reason of any write-off of any such Investment).

     Notwithstanding the foregoing, (x) PGI may make cash payments to officers and employees in respect of shares of stock (or options therefor) granted to such officers and employees upon the termination of employment of such officer or employee (so long as the aggregate amount thereof paid in any single fiscal year shall not exceed U.S. $750,000) (and such cash payments shall not be included in determining the amount of Restricted Payments permitted above) and (y) so long as at the time thereof and after giving effect thereto no Event of Default shall have occurred or be continuing, Restricted Subsidiaries of the Obligors may make Dividend Payments in respect of their shares of stock to the Obligors and other Restricted Subsidiaries of the Obligors (and such payments shall not be included in determining the amount of Restricted Payments permitted above)."

          U.  Leverage Ratio.  Section 9.10 of the Credit Agreement shall be
              --------------
deleted in its entirety and replaced with the following:

          "(a)  Leverage Ratio.  PGI will not permit the Leverage Ratio to
                --------------
     exceed the following respective ratios at any time during the following respective periods:

          Period                                                    Ratio
          ------                                                    -----

     From the Effective Date through
     but excluding the last day
     of the first fiscal quarter in 1999                          5.85 to 1

     From the last day of the first fiscal
     quarter in 1999 through but excluding the
     last day of the first fiscal quarter in 2000                 5.45 to 1

                                Amendment No. 2
                                ---------------

From the last day of the first fiscal
 quarter in 2000 through but excluding the
 last day of the first fiscal quarter in 2001             5.00 to 1

From the last day of the first fiscal
 quarter in 2001 through but excluding the
 last day of the first fiscal quarter in 2002             4.75 to 1

From the last day of the first fiscal
 quarter in 2002 through but excluding the
 last day of the first fiscal quarter in 2003             4.50 to 1

From the last day of the first fiscal
 quarter in 2003 and at all times thereafter              4.25 to 1

     (b)  Senior Leverage Ratio. PGI will not, immediately after giving
          ---------------------
effect to any Acquisition permitted under Section 9.05(d)(iv) hereof, permit the Senior Leverage Ratio to exceed the respective ratio set forth below opposite the period in which such Acquisition shall occur:

     Period                                                 Ratio
     ------                                                 -----

From the Effective Date through
 but excluding the last day
 of the first fiscal quarter in 1999                      3.50 to 1

From the last day of the first fiscal
 quarter in 1999 through but excluding the
 last day of the first fiscal quarter in 2001             3.25 to 1

From the last day of the first fiscal
 quarter in 2001 and at all times thereafter              3.00 to 1

     (c)  Fixed Charges Ratio. PGI will not permit the Fixed Charges Ratio to be
          -------------------
less than the following respective ratios at the end of any fiscal quarter which falls within the following respective periods:


                                Amendment No. 2
                                ---------------

     Period                                                        Ratio
     ------                                                        -----

From the Effective Date through
 but excluding the last day
 of the first fiscal quarter in 1999                              1.15 to 1

From the last day of the first fiscal
 quarter in 1999 through but excluding the
 last day of the first fiscal quarter in 2000                     1.30 to 1

From the last day of the first fiscal
 quarter in 2000 and at all times thereafter                      1.40 to 1

     (d)  Net Worth. PGI will not permit Net Worth to be less than the following
          ---------
respective amounts at any time during the following respective periods:

     Period                                                           Amount
     ------                                                           -------

From the Effective Date through
 but excluding the last day
 of the first fiscal quarter in 1998                         U.S. $156,000,000

From the last day of the first fiscal
 quarter in 1998 through but excluding the
 last day of the first fiscal quarter in 1999                U.S. $170,500,000

From the last day of the first fiscal
 quarter in 1999 through but excluding the
 last day of the first fiscal quarter in 2000                U.S. $186,500,000

From the last day of the first fiscal
 quarter in 2000 through but excluding the
 last day of the first fiscal quarter in 2001                U.S. $203,500,000

From the last day of the first fiscal
 quarter in 2001 through but excluding the
 last day of the first fiscal quarter in 2002                U.S. $222,500,000


                                Amendment No. 2
                                ---------------

     From the last day of the first fiscal
      quarter in 2002 through but excluding the
      last day of the first fiscal
      quarter in 2003                                        U.S. $243,000,000

     From the last day of the first fiscal
      quarter in 2003 and at all
      times thereafter                                       U.S. $251,000,000

Notwithstanding the foregoing, in the event that PGI shall take any write-off in connection with any one or more Acquisitions, the amounts set forth above shall be adjusted downward by the cumulative amount of such charge-offs, provided,
                                                                   --------
that in no event shall the aggregate amount of such downward adjustments after the Effective Date exceed U.S. $50,000,000."

          V.   Modification of Certain Documents.  (i)  Section 9.14 of the
               ---------------------------------
Credit Agreement shall be amended by inserting the following after the words "Subordinated Acquisition Debt Documents": "or the Master Separation Agreement".

          (ii) Section 9.14 of the Credit Agreement shall be further amended by adding the following sentence at the end thereof: "Additionally, the Obligors will not, and will not permit their Subsidiaries to, execute and deliver any of the 'Ancillary Separation Agreements' under and as defined in the Master Separation Agreement, unless and until the Administrative Agent shall first have reviewed the form thereof and consented thereto."

          W.   Certain Agency Provisions. Sections 11.02 and 11.03 of the Credit
               -------------------------
Agreement shall be amended by adding after the words "the Majority Facility B Revolving Credit Lenders" the following wherever such words appear: "or the Majority Term B Loan Lenders".

          X.   Amendments.  Section 12.04 of the Credit Agreement shall be
               ----------
amended as follows:

          (i) The first paragraph of Section 12.04 of the Credit Agreement shall be amended by adding after the words "the Majority Facility B Revolving Credit Lenders" the following: "or the Majority Term B Loan Lenders".

          (ii) The second paragraph of Section 12.04 of the Credit Agreement shall be amended by deleting the "and" following clause (A) therein and substituting a comma in lieu thereof, and then by adding the following after clause (B):


                                Amendment No. 2
                                ---------------

          "and (C) no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling PGI to satisfy a condition precedent to the making of a Term B Loan shall be effective against the Term B Loan Lenders for the purposes of the Term B Loan Commitments unless the Majority Term B Loan Lenders shall have concurred with such waiver or modification".

          Y.   Treatment of Confidential Information.  Section 12.16(b) of the
               -------------------------------------
Credit Agreement shall be deleted in its entirety and replaced with the following:

          "(b) Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and (with respect to those Lenders which are banks) in accordance with safe and sound banking practices, any non-public information supplied to it by the Obligors pursuant to this Agreement which is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing
                                                           --------
     herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Lenders or the Administrative Agent, (iii) to bank examiners, auditors, accountants, the National Association of Insurance Commissioners or any regulatory authority, (iv) to the Administrative Agent or any other Lender, (v) in connection with any litigation to which any one or more of the Lenders or the Administrative Agent is a party, (vi) to a subsidiary or affiliate of such Lender as provided in paragraph (a) above or (vii) to any Lender, assignee or participant (or prospective assignee or participant) or to direct or indirect contractual counterparties to swap agreements or such contractual counterparties' professional advisers so long as such assignee or participant (or prospective assignee or participant) or contractual counterparty or professional adviser to such contractual counterparty first executes and delivers to the respective Lender a Confidentiality Agreement substantially in the form of Exhibit K hereto provided, further, that in no event shall any Lender or the
            --------  -------
     Administrative Agent be obligated or required to return any materials furnished by the Obligors. The obligations of each Lender under this
     Section 12.16 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to any Group Member."

          Z.   Certain Tax Considerations.   The following new Section 12.19
               --------------------------
shall be added to the Credit Agreement:

          "(a) Any Term B Loan Lender (i) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or


                                Amendment No. 2
                                ---------------
     under any laws of the United States of America, a trust subject to the control of a U.S. person and the primary supervision of a U.S. court, or any estate that is subject to Federal income taxation regardless of the source of its income and (ii) that is not a "bank" within the meaning of section 881 (c)(3)(A) of the U.S. Internal Revenue Code and (iii) that could become completely exempt from withholding of any tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof ("U.S. Taxes") in respect of
                                               ----------
     payment of any obligations due to such Lender under this Agreement ("Obligations") if the Obligations were in registered form for U.S. Federal
       -----------
     income tax purposes (a "Non-U.S. Lender") may request PGI (through the
                             ---------------
     Administrative Agent), and PGI agrees thereupon, to record on the Register to which paragraph (d) below refers any Obligations held by such Non-U.S. Lender.

          (b)  Obligations recorded on the Register ("Registered Obligations")
                                                      ----------------------
     may not be evidenced by promissory notes other than Registered Notes as defined below and, upon the registration of any Obligation, any promissory note (other than a Registered Note) evidencing the same shall be null and void and shall be returned to PGI. PGI agrees, at the request of any Non-U.S. Lender holding any Registered Obligation(s), to issue promissory note(s) registered as provided in paragraph (d) below (each, a "Registered
                                                                     ----------
     Note") to evidence such Registered Obligation(s).  An Obligation once
     ----
     recorded on the Register may not be removed from the Register as long as it remains outstanding and a Registered Note may not be exchanged for a promissory note that is not a Registered Note. Registered Notes may be surrendered to PGI for cancellation so that the Registered Obligations that were evidenced thereby are no longer evidenced by any promissory notes.

          (c) Each Non-U.S. Lender holding Registered Obligations (a "Registered Holder") (or, if such Registered Holder is not the beneficial
      -----------------
     owner thereof, such beneficial owner) (i) shall, if legally entitled to do so, deliver to PGI prior to or at the time such Non-U.S. Lender becomes a Registered Holder a Form W-8 (Certificate of Foreign Status of the U.S. Department of Treasury) (or any successor or related form adopted by the U.S. taxing authorities), together with an annual certificate stating that such Registered Holder (or beneficial owner, as the case may be) is not a "bank" within the meaning of section 881 (c)(3)(A) of the U.S. Internal Revenue Code and (ii) shall promptly notify PGI if at any time such Registered Holder (or beneficial owner, as the case may be) determines that it is no longer in a position to provide such certification to PGI (or any other form of certification adopted by the U.S. taxing authorities for such purposes). Any Registered Holder that fails to deliver Form W-8 and such certificate when it is entitled to do so shall not be entitled to the additional amounts or the indemnity (if any) provided in this Agreement for or in respect of the withholding of U.S. Taxes.


                                Amendment No. 2
                                ---------------

          (d) At the request of any Non-U.S. Lender PGI shall maintain, or cause to be maintained, a register (the "Register") (which, at the request
                                              --------
     of PGI, shall be kept by the Administrative Agent on behalf of PGI at no extra charge to PGI at the address to which notices to the Administrative Agent are to be sent under this Agreement) on which it enters the name of the Registered Holder of Registered Obligation(s) (and any Registered Note evidencing the same). A Registered Obligation (and any Registered Note evidencing the same) may be assigned or otherwise transferred in whole or in part only by registration of the assignment or transfer of such Registered Obligation (and any Registered Note evidencing the same) on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Registered Obligation (and any Registered Note evidencing the same) shall be registered on the Register only upon presentment for registration of a written instrument of assignment or transfer of such Registered Obligation duly executed by the Registered Holder (together with surrender of any Registered Note evidencing such Registered Obligation, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Holder thereof, and thereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to such due presentment for registration of assignment or transfer, PGI and the Administrative Agent shall treat the Person in whose name such Registered Obligation (and any Registered Note evidencing the same) is registered as the owner thereof for the purpose of receiving all payment thereon and for all other purposes, notwithstanding any notice to the contrary.

          (e) The Register shall be available for inspection by PGI and any Lender at any reasonable time upon reasonable prior notice."

          AA.  Additional Schedules; Additional Exhibit.  The Credit Agreement
               ----------------------------------------
shall be amended by attaching thereto and making a part thereof Schedules IX, X, XI and XII attached hereto and Exhibit A-3 attached hereto.

          Section 3.  Security Agreement.  Effective as of the Term B Loan
                      ------------------
Closing Date, PGI, the Domestic Non-Borrower Guarantors and the Administrative Agent agree that the Security Agreement shall be amended by replacing the amount "U.S. $325,000,000" in the third paragraph thereof with the amount "U.S. $450,000,000" and, for avoidance of doubt, that the "Credit Agreement" referred to in the Security Agreement shall mean the Credit Agreement as amended hereby.

          Section 4.  Representations and Warranties.  Each Obligor represents
                      ------------------------------
and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Section 8 of the Credit Agreement as amended hereby are true and complete on the date


                                Amendment No. 2
                                ---------------
hereof as if made on and as of the date hereof and as if each reference in said
Section 8 to "this Agreement" include reference to this Amendment No. 2.

          Section 5.  Conditions Precedent.  As provided in Section 2 above, the
                      --------------------
amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, when each Obligor, each Lender and the Administrative Agent shall have executed and delivered a counterpart of this Amendment No. 2 to the Administrative Agent.

          Section 6.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 2
                                ---------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                 THE BORROWERS
                                 -------------

POLYMER GROUP, INC.                 PGI NONWOVENS B.V.


By:_____________________            By:_____________________
 Name:                                  Name:
 Title:                                 Title:


CHICOPEE HOLDINGS B.V.              FABRENE INC.
(incorporated in the State
of Delaware under the name
Chicopee Holdings (Netherlands)
B.V. Corporation)

By:_____________________            By:_____________________
 Name:                              Name:
 Title:                             Title:


                                Amendment No. 2
                                ---------------

                       DOMESTIC NON-BORROWER GUARANTORS
                       --------------------------------


FIBERTECH GROUP, INC.                   CHICOPEE, INC.


By___________________                   By_____________________
 Name:                                   Name:
 Title:                                  Title:


PGI POLYMER, INC.                       CHICOPEE HOLDINGS, INC.


By___________________                   By_____________________
 Name:                                   Name:
 Title:                                  Title:

TECHNETICS GROUP, INC.                  FABRENE GROUP, L.L.C.


By___________________                   By_____________________
 Name:                                   Name:
 Title:                                  Title:


FABRENE CORP.                           FIBERGOL CORPORATION


By___________________                   By_____________________
 Name:                                   Name:
 Title:                                  Title:


                                Amendment No. 2
                                ---------------

FABRENE GROUP, INC.                     PNA CORP.



By___________________                   By_____________________
 Name:                                   Name:
 Title:                                  Title:


FNA POLYMER CORP.


By___________________
 Name:
 Title:

                                Amendment No. 2
                                ---------------

                                    LENDERS
                                    -------

THE CHASE MANHATTAN BANK                 THE CHASE MANHATTAN
                                          BANK OF CANADA

By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:


THE BANK OF NOVA SCOTIA                  THE BANK OF NOVA SCOTIA,
                                          as Canadian Dollar Lender


By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:


BHF-BANK AKTIENGESELLSCHAFT              CORESTATES BANK, N.A.


By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:

By___________________
 Name:
 Title:


CIBC INC.


By___________________
 Name:
 Title:


                                Amendment No. 2
                                ---------------

CANADIAN IMPERIAL BANK                   COMPAGNIE FINANCIERE DE
 OF COMMERCE                                CIC ET DE L'UNION
                                          EUROPEENNE


By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:

                                         By_____________________
                                          Name:
                                          Title:


CREDIT LYONNAIS ATLANTA                  CREDIT LYONNAIS CANADA
 AGENCY

By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:

                                         By_____________________
                                          Name:
                                          Title:


COOPERATIEVE CENTRALE                    THE ROYAL BANK OF
 RAIFFEISEN-BOERENLEENBANK                  SCOTLAND PLC
 B.A., "RABOBANK NEDERLAND",
 NEW YORK BRANCH

By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:

By___________________
 Name:
 Title:

                                Amendment No. 2
                                ---------------

WACHOVIA BANK, N.A.                     BANK OF SCOTLAND


By___________________                   By_____________________
 Name:                                   Name:
 Title:                                  Title:


CREDITANSTALT AG                         DG BANK, NEW YORK
                                          BRANCH


By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:

By___________________
 Name:
 Title:


MERITA BANK LTD,                         NATIONAL CITY BANK
 NEW YORK BRANCH


By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:


                                Amendment No. 2
                                ---------------

ERSTE BANK                               THE DAI-ICHI KANGYO
                                          BANK, LIMITED,
                                          ATLANTA AGENCY

By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:


THE FIRST NATIONAL                       ROYAL BANK OF CANADA
 BANK OF CHICAGO


By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:


ING HIGH INCOME PRINCIPAL                ROYAL BANK OF CANADA,
 PRESERVATION FUND HOLDINGS, LDC          as Canadian Dollar Lender
ING Capital Advisors Inc., as
Investment Advisors

By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:


OAK HILL SECURITIES FUND, L.P.,

 By:  Oak Hill Securities GenPar, L.P.,
       its General Partner
 By:  Oak Hill Securities MPG, Inc.,
       its General Partner


By___________________
 Name:
 Title:


                                Amendment No. 2
                                ---------------

KZH-CRESCENT CORPORATION                  KZH-CRESCENT-2
                                          CORPORATION


By___________________                     By_____________________
 Name:                                     Name:
 Title:                                    Title:


PRIME INCOME TRUST                        DEEPROCK & COMPANY,
                                          By:  Eaton Vance Management,
                                          as Investment Adviser

By___________________                     By_____________________
 Name:                                     Name:
 Title:                                    Title:


PILGRIM AMERICA PRIME RATE TRUST



By___________________
 Name:
 Title:


KZH-ING-2 CORPORATION                    KZH HOLDING
                                          CORPORATION III


By___________________                    By_____________________
 Name:                                    Name:
 Title:                                   Title:


                                Amendment No. 2
                                ---------------

CYPRESS TREE INVESTMENT MANAGEMENT
 COMPANY, INC.,

 As Attorney-in-Fact and on behalf of
 First Allamerica Financial Life Insurance Company,

 As Portfolio Manager


By____________________
 Name:
 Title:


THE CHASE MANHATTAN BANK,
 as Administrative Agent

By___________________
 Name:
 Title:


                                Amendment No. 2
                                ---------------

                                                                     SCHEDULE IX

                    FACILITY A REVOLVING CREDIT COMMITMENTS
                    ---------------------------------------

Lender                                            Facility A Revolving Credit Commitment
------                                            --------------------------------------
BHF-Bank Aktiengesellschaft                                   U.S. $ 20,750,000

Corestates Bank, N.A.                                         U.S. $ 20,750,000

Compagnie Financiere de CIC
  et de l'union Europeenne                                    U.S. $ 18,750,000

Cooperatieve Centrale Raiffeisen-
  Boerenleenbank B.A., "Rabobank
  Nederland", New York Branch                                 U.S. $ 18,750,000

The Royal Bank of Scotland PLC                                U.S. $ 18,750,000

Wachovia Bank, N.A.                                           U.S. $ 18,750,000

ING High Income Principal Preservation
  Fund Holdings, LDC                                          U.S. $ 14,750,000

The First National Bank of
  Chicago                                                     U.S. $ 14,750,000

CIBC Inc.                                                     U.S. $ 13,750,000

Credit Lyonnais Atlanta Agency                                U.S. $ 13,750,000

Creditanstalt AG                                              U.S. $ 13,750,000

DG Bank, New York Branch                                      U.S. $ 13,750,000

Merita Bank Ltd, New York
   Branch                                                     U.S. $ 13,750,000

National City Bank                                            U.S. $ 13,750,000

The Chase Manhattan Bank                                      U.S. $ 13,500,000

The Bank of Nova Scotia                                       U.S. $ 13,250,000

Bank of Scotland                                              U.S. $ 10,000,000


                                Amendment No. 2
                                ---------------

The Dai-Ichi Kangyo Bank, Limited
  Atlanta Agency                                              U.S. $ 10,000,000

Erste Bank                                                    U.S. $ 10,000,000

Royal Bank of Canada                                          U.S. $  9,750,000
                                                              _________________

                                                              U.S. $295,000,000


                                Amendment No. 2
                                ---------------

                                                                      SCHEDULE X

                    FACILITY B REVOLVING CREDIT COMMITMENTS
                    ---------------------------------------

Lender                                            Facility A Revolving Credit Commitment
------                                            --------------------------------------
The Chase Manhattan Bank of Canada                             U.S. $ 7,500,000

The Bank of Nova Scotia,
 as Canadian Dollar Lender                                     U.S. $ 7,500,000

Canadian Imperial Bank of Commerce                             U.S. $ 5,000,000

Credit Lyonnais Canada                                         U.S. $ 5,000,000

Royal Bank of Canada,
 as Canadian Dollar Lender                                     U.S. $ 5,000,000
                                                               ________________

                                                               U.S. $30,000,000


                                Amendment No. 2
                                ---------------

                                                                     SCHEDULE XI

                            TERM B LOAN COMMITMENTS
                            -----------------------

Lender                                                     Term B Loan Commitment
------                                                     ----------------------
The Chase Manhattan Bank                                      U.S. $ 41,000,000

KZH Holding Corporation III                                   U.S. $ 28,000,000

Oak Hill Securities Fund, L.P.                                U.S. $ 11,000,000

Pilgrim America Prime Rate Trust                              U.S. $ 10,000,000

Prime Income Trust                                            U.S. $  7,000,000

Cypress Tree Investment
  Management Company, Inc.                                    U.S. $  7,000,000

KZH-Crescent-2 Corporation                                    U.S. $  6,000,000

ING High Income Principal
  Preservation Fund Holdings, LDC                             U.S. $  5,000,000

KZH-ING-2 Corporation                                         U.S. $  5,000,000

KZH-Crescent Corporation                                      U.S. $  4,000,000

Deeprock & Company                                            U.S. $  1,000,000
                                                              _________________

                                                              U.S. $125,000,000


                                Amendment No. 2
                                ---------------

                                                                    SCHEDULE XII

                         MATERIAL AGREEMENTS AND LIENS
                         -----------------------------

                               [See Section 8.12]


                                Amendment No. 2
                                ---------------

                                                                     EXHIBIT A-3

                          [Form of Term B Loan Note]

                                PROMISSORY NOTE
                                (Term B Loans)


U.S. $___________                                                  _______, 1998
                                                              New York, New York

          FOR VALUE RECEIVED, POLYMER GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Maker"),
                                                                   -----
hereby promises to pay to __________________ (the "Lender") [or registered
                                                   ------
assigns]/1/, for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of _______________ U.S. Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Term B Loans made by the Lender to the Maker under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Term B Loan, at such office, in like money and funds, for the period commencing on the date of such Term B Loan until such Term B Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          [This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of PGI as provided by the Credit Agreement.]

          The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term B Loan made by the Lender to the Maker, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof (and the Maker hereby authorizes the Lender to endorse such recording on the schedule attached hereto), provided that the failure of the Lender to make any such
                  --------
recordation or endorsement shall not affect the obligations of the Maker to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Term B Loans made by the Lender.

          This Note is one of the Term B Loan Notes [(constituting a Registered
Note)] referred to in the Second Amended, Restated and Consolidated Credit Agreement dated as of July 3, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Maker, the other
                        ----------------
"Borrowers" named therein, the Domestic Non-

__________________
/1/  Bracketed language to be inserted into Registered Notes



                                Amendment No. 2
                                ---------------

Borrower Guarantors named therein, the lenders named therein (including the Lender), and The Chase Manhattan Bank, as Administrative Agent, and evidences Term B Loans made by the Lender to the Maker thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

          Except as permitted by Section 12.06(b) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York.

          The Maker hereby waives presentment, demand, notice of protest or notice of any other kind with respect to this Note.

                              POLYMER GROUP, INC.


                              By_________________________
                                Title:



                                Amendment No. 2
                                ---------------

                            SCHEDULE OF TERM B LOANS

          This Note evidences Term B Loans made to the Maker, or Continued or Converted, under the within-described Credit Agreement, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:



                                                             Amount
Date           Prin-                                          Paid,
Made,          cipal                            Duration     Prepaid,     Unpaid
Continued      Amount      Type                    of       Continued      Prin-
  or             of         of      Interest    Interest       or          cipal      Notation
Converted       Loan       Loan       Rate       Period     Converted     Amount       Made by
------------  ---------  --------  ---------  -----------  ------------  -----------  ---------


                              Amendment No. 2
                              ---------------